UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 12, 2014

Torvec, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	000-24455	16-1509512
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1999 Mt. Read Blvd, Bldg. 3, Rochester, New York		14615
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	585-254-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.

On June 12, 2014, Torvec, Inc. held its annual shareholders meeting (“Annual Meeting”) for its common and voting preferred shareholders. At the Annual Meeting, the Company’s shareholders voted on each of the matters described below.

1. The Company’s shareholders elected ten directors, all of whom constitute the Company’s entire board of directors, to serve for a term of one year and until their successors are duly elected and qualified. The number of shares that (a) voted for the election of each director and (b) withheld authority to vote for each director and the number of broker non-votes are set forth in the table below.

	Votes For	Votes Withheld	Broker Non-Votes
Thomas F. Bonadio	55,220,714	453,204	22,009,668
William W. Destler	55,104,114	569,804	22,009,668
Asher J. Flaum	55,309,633	364,285	22,009,668
Keith E. Gleasman	54,794,603	879,315	22,009,668
John W. Heinricy	54,871,414	802,504	22,009,668
Richard A. Kaplan	54,816,814	857,104	22,009,668
Thomas J. Labus	54,773,649	900,269	22,009,668
Charles N. Mills	54,854,303	819,615	22,009,668
E. Philip Saunders	55,355,714	318,204	22,009,668
Gary A. Siconolfi	55,164,344	509,574	22,009,668

2. The Company’s shareholders ratified the appointment of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. The number of shares that voted for, against or abstained from voting for the ratification of the appointment of Freed Maxick CPAs, P.C. are summarized in the table below.

Votes For	Votes Against	Abstentions
77,467,364	62,645	153,577

3. The Company’s shareholders approved the Company’s executive officer compensation programs in effect for the 2014 calendar year. The number of shares that voted for, against or abstained from voting for the advisory vote on the Company’s executive officer compensation programs for the 2014 calendar year, and the number of broker non-votes, are summarized in the table below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
54,751,738	513,031	409,149	22,009,668

Item 8.01      Other Events.

Previously in advance of the Annual Meeting, the board of directors met and took the actions described below.

Committee Assignments – The board of directors determined the composition of each committee of the board of directors as follows, with the Chair for the current year as indicated:

Audit Committee:

Thomas F. Bonadio – Chair

E. Philip Saunders

Asher J. Flaum

Nominating Committee:

Gary A. Siconolfi – Chair

Asher J. Flaum

Thomas J. Labus

Governance and Compensation Committee:

William W. Destler - Chair

Charles N. Mills

John W. Heinricy

Officer Positions – The board of directors has elected the following corporate officers to hold the offices or positions noted for the forthcoming year:

Board Chair:	Gary A. Siconolfi
Chief Executive Officer:	Richard A. Kaplan
President and VP – Marketing:	Keith E. Gleasman
Chief Financial Officer and Corporate Secretary:	Robert W. Fishback
Chief Technology Officer:	William Mark McVea

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Torvec, Inc.
June 16, 2014	By:	/s/ Robert W. Fishback
Robert W. Fishback
Chief Financial Officer and Principal Accounting Officer